As Filed with the Commission on July 29, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Solicitation Material Pursuant to § 240-14a-11(c) or § 240-14a-12

ABCO ENERGY, INC.
 (Name of Registrant as Specified in Its Charter)
_____________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ABCO ENERGY, INC.
2100 North Wilmot
Tucson, AZ 85712
(520) 777-0511

July  29, 2016
Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of ABCO Energy, Inc. (“ABCO” or the “Company”).  The meeting will be held on Thursday, September 8, 2016 at 8:30 a.m., local time, at the main office ABCO Energy, Inc., 2100 North Wilmot, Tucson, AZ 85712.

We are pleased to enclose the proxy statement for the 2016 annual meeting of the shareholders of ABCO.  At the meeting, you and the other shareholders will be asked to vote on the following matters:

1.
the election of the two nominees named in the accompanying proxy statement as directors of ABCO for terms expiring at the 2017 annual meeting of shareholders or until their successors are duly elected and qualified;

2.	the approval of the Company’s 2015 Stock Option and Incentive Stock Equity Incentive Plan (“Equity Incentive Plan”); and
3.	the transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.

Our Board of Directors believes that an affirmative vote for all nominees named in the proxy statement to serve as the directors of the Company, an affirmative vote for the ratification of the selection of our independent registered public accounting firm, and an affirmative vote on the Equity Incentive Plan, all of which are in the best interests of the Company and its shareholders and has unanimously recommended that the shareholders of the Company vote in favor of the proposals.

I hope that you will be able to attend the annual meeting to vote on these matters.  Whether or not you expect to attend the meeting in person, please vote by completing, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or vote electronically via the Internet or by telephone.  For further details, see “About the Annual Meeting – How do I vote?”

In addition to the proxy statement, a copy of the Company Annual Report to Shareholders which includes its Form 10-K for the year ended December 31, 2015, which is not part of the proxy soliciting material, is enclosed.

We appreciate your interest and investment in ABCO and look forward to seeing you at the annual meeting.

Sincerely,
Charles O’Dowd
President and Chief Executive Officer

ABCO ENERGY, INC.
2100 North Wilmot
Tucson, AZ 85712
(520) 777-0511

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Thursday, September 8, 2016

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Shareholders of ABCO Energy, Inc. will be held Thursday, September 8, 2016 at 8:30 A.M., local time, at the main office of ABCO Energy, Inc., 2100 Wilmot, Suite 211, Tucson AZ 85712, to consider and act upon the following matters:

1.
the election of the two nominees named in the accompanying proxy statement as directors of ABCO for terms expiring at the 2017 annual meeting of shareholders or until their successors are duly elected and qualified;

2.	the appraisal of the Company’s 2015 Stock Option and Incentive Stock Equity Incentive Plan (“Equity Incentive Plan”);
3.	the transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.

Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.  Any action may be taken on the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned or postponed.  Only shareholders of record as of the close of business on July 15, 2016, are entitled to notice of, and to vote at, the annual meeting or any postponements or adjournments thereof.  A list of shareholders will be available for inspection for a period of ten days prior to the annual meeting at the office of ABCO, 2100 North Wilmot, Suite 211, Tucson, AZ 85712 and will also be available for inspection at the meeting itself.

It is important that your shares be represented and voted at the annual meeting. You can vote your shares by completing, signing and returning the enclosed proxy card, electronically via the Internet or by telephone. Regardless of the number of shares you own, your vote is important. Please act today.

 Your attention is directed to the accompanying proxy statement for more complete information regarding the matters to be acted upon at the annual meeting.

By Order of the Board of Directors

Charles O’Dowd
President and Chief Executive Officer

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.  HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURNING IT IN THE ENCLOSED ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) OR VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE.  THIS WILL ENSURE THAT YOUR SHARES ARE PRESENT FOR PURPOSE OF DETERMINING WHETHER A QUORUM EXISTS AND VOTED IN ACCORDANCE WITH YOUR WISHES.  FOR FURTHER DETAILS, SEE “ABOUT THE ANNUAL MEETING – HOW DO I VOTE?”

This notice of annual meeting and proxy statement and form of proxy card are first being distributed to shareholders on or about August 1, 2016.

ABCO ENERGY, INC.
2100 North Wilmot, Suite 211
Tucson, AZ 85712
(520) 777-0511

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, SEPTEMBER 8, 2016

INFORMATION ABOUT THE ANNUAL MEETING

When and where is the annual meeting?

The 2016 annual meeting of shareholders of ABCO Energy, Inc. (the “Company,” “ABCO,” “we,” and “us”) will be held on Thursday, September 8, 2016, beginning at 8:30 a.m., local time, at the main office of ABCO 2100 North Wilmot, Tucson, AZ 85712.

Why am I receiving these materials?

We are furnishing our proxy materials to our shareholders in connection with the solicitation of proxies by the Company’s Board of Directors to be voted at the annual meeting.  The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting, which are more fully described in this proxy statement.

What is a proxy?
A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document also is called a proxy or a proxy card.  Charles O'Dowd and Dana Pearce have each has been designated as proxies or proxy holders for the annual meeting.

Who is soliciting my proxy?

Our Board of Directors is sending you this proxy statement in connection with the solicitation of proxies for use at the 2016 annual meeting of the shareholders of ABCO.  Certain of our directors, officers, employees, and agents may also solicit proxies on our behalf personally, by mail, telephone or otherwise.  We will not pay our directors, officers or employees any extra compensation for participating in this solicitation.

Who will bear the costs of soliciting proxies for the annual meeting?

We will bear the cost of soliciting proxies for the annual meeting.  We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of our shares of common stock.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act upon the following matters:

•
Proposal One:  The election of the two nominees named in this proxy statement as directors of the Company for terms expiring at the 2017 annual meeting of shareholders or until their successors are duly elected and qualified.

•
Proposal Two:  Approval of the 2015 Stock Option and Incentive Stock Equity Incentive Plan. A copy of the Equity Incentive Plan is attached to this Proxy Statement as Exhibit A and is incorporated herein

.In addition, our management will report on the performance of ABCO during 2015 and respond to appropriate questions from shareholders.  Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Who is entitled to vote at the annual meeting?

Only shareholders of record as of the close of business on the record date, July 20, 2016, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting or any postponement or adjournment thereof.  Each outstanding common share entitles its holder to cast one vote on each matter to be voted upon at the annual meeting.  The total number of common shares outstanding on the record date and eligible to cast votes at the annual meeting is 33,155,034..

How many shares must be present to hold the annual meeting?

We must have a quorum to conduct any business at the annual meeting.  The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date of 33,155,034 shares, will constitute a quorum at the annual meeting.  For purposes of determining a quorum, abstentions, withheld votes in the election of directors and broker non-votes will be included in the number of shares present.  A broker non-vote occurs when shares held by a bank, broker or other nominee are not voted on a particular matter.  See "How will my shares be voted if I do not provide my proxy?" below.

How do I vote?

You may vote your shares either in person at the annual meeting or by proxy whether or not you attend the annual meeting.  Shares held in your name as the shareholder of record may be voted:

(1) in person at the annual meeting,

(2) via the Internet at [www.vstocktransfer.com/proxy] and following the instructions,

(3) by telephone by calling 520-777-0511 in the U.S. and 011-520+-777-0511 for non-U.S. Shareholders and following the instructions, or

(4) by completing, dating and promptly returning the enclosed proxy card.

We encourage you to vote electronically or by telephone. Votes submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Time on September 7, 2016.

Shareholders who hold shares through a bank, broker or other nominee (“street name shareholders”) who receive or request printed copies of the proxy materials should be provided with voting instruction cards by the institution that holds their shares. If you are a street name shareholder who has received or requested a printed copy of the proxy materials and have not received a voting instruction card from your bank, broker or other nominee, please contact the institution that holds your shares.

Street name shareholders may also be eligible to vote their shares over the Internet or by telephone by following the voting instructions provided by the bank, broker or other nominee that holds the shares, using either the Internet address or the toll-free telephone number provided on the voting instruction card (if the bank, broker or other nominee provides these voting methods). Otherwise, please complete, sign and date the voting instruction card and return it promptly.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the meeting.

How will my shares be voted if I do not specify a choice with respect to each proposal?

If you sign and submit your proxy but do not mark your voting preferences, the proxy holders will vote your shares FOR the election of each of the nominees for director, FOR the ratification of the selection of our independent registered public accounting firm, and FOR the Option/Incentive Equity Incentive Plan.

How will my shares be voted if I do not provide my proxy?

If you own your shares as a registered holder, which means that your shares of our common stock are registered in your name, your shares will be voted only if you submit your vote over the Internet or by telephone or if you return a signed proxy card.  Otherwise, your shares will not be represented at the annual meeting and will not count toward the quorum requirement, which is explained under “How many shares must be present to hold the annual meeting?” above, unless you attend the annual meeting to vote them in person.

If you are a street name shareholder, your bank, broker or other nominee may or may not vote your shares if you have not provided voting instructions to the bank, broker or other nominee. Whether the bank, broker or other nominee may vote your shares depends on the proposals before the annual meeting. Under the rules that govern brokers, when a proposal is a “routine” matter, banks, brokers and other nominees may vote your shares in their discretion on “routine matters.”

Under the rules that govern brokers, when a proposal is not a “routine matter” and your bank, broker or other nominee has not received your voting instructions with respect to that proposal, your bank, broker or other nominee cannot vote your shares on that proposal. This is called a “broker non-vote.” The election of the director nominees to the Board of Directors and the advisory vote on compensation paid to our named executive officers are not routine matters and, if your bank, broker or other nominee has not received your voting instructions with respect to these proposals, your bank, broker or other nominee cannot vote your shares on these proposals.

Your Participation in Voting the Shares You Own is Important. Voting your shares is important to ensure that you have a say in the governance of the Company. Please review the proxy materials and follow the relevant instructions to vote your shares. We hope you will exercise your rights and fully participate as a shareholder.

Can I change my vote?

Yes.  Even after you have submitted your proxy, you may change your vote at any time before the annual meeting is called to order.  If you are the shareholder of record, you may change your vote by voting via the Internet or by telephone, by timely mailing a new proxy bearing a later date (which automatically revokes the earlier proxy) or by providing a written notice of revocation to our Corporate Secretary prior to the annual meeting being called to order.  Mere attendance at the annual meeting is not sufficient to revoke a proxy.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request prior to the annual meeting being duly called to order.  For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee, or, if you have obtained a legal proxy from your bank, broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

What vote is required to approve the proposals?

In the election of directors, you may vote “FOR” all of the nominees, “WITHHOLD” for all of the nominees or “FOR ALL EXCEPT” and designate one or both of the nominees for whom you are withholding your vote.  Each director is required to be elected by a plurality of the votes cast at the annual meeting.  If your vote is withheld with respect to any nominee, it will have no effect on the election of that nominee.

With respect to the Option/Incentive Equity Incentive Plan, you may vote “FOR” the proposal, “AGAINST” the proposal, or “ABSTAIN” from voting on the proposal. The affirmative vote of a majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on this matter is required for approval of the Option/Incentive Equity Incentive Plan.

Can I vote on other matters?

The matters presented at an annual meeting are limited to those properly presented by the Board of Directors and those properly presented by shareholders.  We have not received notice from any shareholder as to any matter to come before the annual meeting.  If any other matter is presented at the annual meeting, your signed proxy gives Patrick Howard and Shari Jensen, the proxy holders, authority to vote your shares.

How does the Board of Directors recommend I vote on the proposals?

Our Board of Directors recommends a vote “FOR” the election of the nominated slate of directors, and “FOR” the Option/Incentive Equity Incentive Plan. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy, or if you should need additional copies of this proxy statement or voting materials, please contact:

Charles O’Dowd, President & CEO
ABCO Energy, Inc.
2100 North Wilmot, Tucson, AZ 85712
Ph. (520) 777-0511
Email: info@abcoenergy.com

PROPOSAL ONE:
 ELECTION OF DIRECTORS

Nominees

Our bylaws authorize our Board of Directors to fix the number of directors at any number not less than one or more than nine.  Our Board currently consists of two members.  You may not vote for a greater number of persons than the number of nominees named in this proxy statement.  The nomination of these directors to stand for election at the annual meeting has been recommended by the Nominating Committee and approved by the Board of Directors.

The Board of Directors has presented the two nominees listed below for election as directors to serve until the 2017 annual meeting or until their successors are duly elected and qualified.  Both of the nominees listed below currently serve on our Board of Directors.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below.  Each of the nominees has agreed to serve.  If either of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee.  In that case, the proxies shall be voted for the substitute nominee or nominees to be designated by the Board of Directors.  If no substitute nominees are available, the Board of Directors will act to reduce the number of directors.

There are no arrangements or understandings between ABCO and any person pursuant to which such person has been elected as a director.

Set forth below is certain information with respect to each nominee for election as a director.  The address for each director is 2100 North Wilmot, Suite 211, Tucson, AZ 85712.  Unless otherwise noted below, none of the corporations or organizations named below is a parent, subsidiary or other affiliate of ABCO.

EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table sets forth the name and age of officers and director as of December 31, 2015. Our Executive officers are elected annually by our board of directors.  Our executive officers hold their offices until they resign, are removed by the Board, or his successor is elected and qualified.  Both Mr. O’Dowd and Mr. Marx were members of the Board and Officers prior to the Stock Exchange Agreement with Energy Conservation Technologies, Inc. and afterward they were reappointed to the Board on the effective day July 1, 2011.

The Company’s Chief Executive Officer, President, and Director Mr. O’Dowd, and Wayne Marx, a Vice President and Director, are “Promoters” within the meaning of Rule 405 of Regulation C in that these individuals were instrumental in founding and organizing ABCO Energy, Inc.

Officer’s Name	Directors Name	Age	Officer’s Position	Appointment date
Charles O’Dowd	Charles O’Dowd	67	CEO, President, Secretary	July 1, 2011
Wayne Marx	Wayne Marx	66	VP, Director	July 1, 2011

The Board of Directors consists of two individuals, Charles O’Dowd, CEO, President, and Director, and Mr. Wayne Marx, VP and Director.  Both persons also served as Directors and Officers of the predecessor companies.  Biographies of the Executive Officers and Members of the Board of Directors are set forth below:

Charles O’Dowd, President, Secretary, Director

Mr. O’Dowd has eight years of experience in the sales and installation of solar products and has spent the past 40 years in a marketing and sales career in real estate and business brokerage. He is well known in the business community throughout Arizona.  From 1975 to 2003, Mr. O’Dowd worked in the real estate industry as a Broker (residential & commercial), Loan Originator, Sales Manager of a 100 person real estate office, Project Manager and Land Developer.  From 2003 through 2009 Mr. O’Dowd was VP of Operations and Director of the Southern Arizona Small Business Association.  He has worked full time for ABCO Energy since 2009.  He is a Graduate of the University of Arizona (BS, Political Science) and served as a City of Tucson Police Officer.  He has previously worked for The Colorado College, Tucson Airport Authority Police, and Arizona Air National Guard.  He has vast personal contacts in our market area and is director of sales and marketing for our company.

Wayne Marx, VP, Director.

Mr. Marx was the founder and owner of “Precision Outdoor Power”, power equipment retail and service provider in Tucson and Williams, Arizona.  Wayne has more than 40 years of business experience, mostly in retail and government services a self-employed individual and has been a provider of equipment to residential commercial and government users throughout his business career.  He has limited experience in the solar industry.  Mr. Marx presently brings a representation to our company for fire and emergency service organizations that he presently serves and has worked with for many years. Mr. Marx has served as Fire Chief for the Sherwood Forest Estates Fire District and Regional Fire Resource Coordinator for Coconino County Fire Department.  Mr. Marx joined the Fire District as Fire chief in 200.  Mr. Marx does not draw a salary or work as an employee for ABCO Energy at this time and serves as a Vice President without any compensation.

The Directors will hold office until the next annual meeting of the security holders following their election and until their successors have been elected and qualified. The Board of Directors appoints Officers. Officers hold office until the next annual meeting of our Board of Directors following their appointment and until successors have been appointed and qualified.

Family Relationships

There are no family relationships between any of our directors, executive officers or directors.

Code of Ethics

We have a Code of Ethics in place for the Company.  The Company seeks advice and counsel from outside experts such as our lawyers and accountants on matters relating to corporate governance and financial reporting.

Board Meetings

Our Board of Directors convenes monthly and calls special meetings as circumstances may require.  The Board of Directors met 3 times in 2015.  Each director attended at least 50% of the total number of meetings of the Board of Directors and the Board committees of ABCO of which he was a member during 2015.

We do not have a policy that requires directors to attend our annual meeting of shareholders.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer are the same position within the Company.  Mr. Charles O’Dowd serves as our Chairman, and serves as our Chief Executive Officer.   The Chief Executive Officer is responsible for setting the strategic direction for the Company and for the day to day leadership and performance of the Company.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing risk management.  The Board of Directors regularly receives reports from senior management on areas of material risk to the bank, including our credit, liquidity, operational and legal and regulatory risks.  Pursuant to its charter, the Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, and it also meets periodically with management to discuss policies with respect to risk assessment and risk management.  In addition, the compensation subcommittee of the Executive Committee oversees the management of risks relating to our executive and non-executive compensation Equity Incentive Plans and arrangements, and the nominating subcommittee of the Executive Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest.  While each committee oversees certain risks and the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Code of Conduct

We are committed to having sound corporate governance principles. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace.  We have adopted a Code of Conduct and Conflicts of Interest Policy, which, together with the policies referred to therein, is applicable to all our directors, officers and employees.  The Code of Conduct and Conflicts of Interest Policy covers all areas of professional conduct and ethics, including conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to our business. We strongly encourage all employees, officers and directors to promptly report any violations of any of our policies.  [A copy of our Code of Conduct and Conflicts of Interest Policy is posted to the Company’s website under “About Us-Investor Relations.”] The policy may also be obtained by any person, without charge, upon written request to the Company, Attn: Corporate Secretary, 2100 North Wilmot, Tucson, AZ 85712.

Director Compensation

Meetings of our Board of Directors are held regularly each month.  The Company does not compensate directors for any service provided as a director.

Audit Committee

Our Board of Directors established the Audit Committee to assist the Board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of independent auditors and our internal audit function, and risk assessment and risk management. The duties of the Audit Committee include:

•	appointing, evaluating and determining the compensation of our independent auditors;
•	reviewing and approving the scope of the annual audit, the audit fee and the financial statements;
•	reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;
•	reviewing other risks that may have a significant impact on our financial statements;
•	preparing the Audit Committee report for inclusion in the annual proxy statement; and
•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters.

The Audit Committee works closely with management as well as our independent auditors.  The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The members of the Audit Committee are Charles O’Dowd.  Mr. O’Dowd serves as Chairmen of the Audit Committee.  The Audit Committee held one meeting during fiscal year 2015.  The Board of Directors has determined that each member of the Audit Committee is not “independent” according to the rules and regulations of the Securities and Exchange Commission (“SEC”) and NASDAQ.  In addition, the Board has determined that each member of the Audit Committee is “financially literate” under the current listing standards of NASDAQ.  The Board has also determined that Mr. O’Dowd is an “audit committee financial expert” as defined by the SEC rules.

Our Board of Directors has adopted a written charter for the Audit Committee.  A copy of our Audit Committee Charter is available on the “About Us-Investor Relations” page of the Company’s website at [www.abcoenergy.com.]

Compensation of the Executive Board

The compensation subcommittee of the Executive Committee recommends to the Board of Directors the compensation of executive personnel, compensation paid to directors and the policies, terms and conditions of employment of all employees of the Company.  The compensation subcommittee does not operate according to a written charter.

The compensation committee approves all new executive officer hires, incentive compensation arrangements, bonuses, employment agreements, and executive officer salary increases. The committee has the authority to establish compensation for executive officers. It considers experience, qualifications, and employment market conditions in establishing compensation levels. Executive officers may provide information and recommendations to the committee for consideration except when it pertains to their own compensation or employment arrangements. The committee refers to industry publications and salary surveys to assist in determining compensation levels of executive officers of similarly situated financial institutions based on geographic location, size, and complexity as compared to the Company. The committee has not utilized outside consultants to establish compensation levels, but does not rule out such utilization in the future and has the authority to do so.

Nominating Subcommittee of the Board

The nominating committee of the Board reviews all Board-recommended and shareholder- recommended director nominees, determining each nominee’s qualifications and making a recommendation to the full Board as to which persons should be our Board’s nominees.  Each member of the Executive Committee is also a member of the nominating committee.  The nominating subcommittee held one meeting during the fiscal year 2015.  The duties and responsibilities of the nominating committee include:

•	identifying and recommending to our Board individuals qualified to become members of our Board and to fill vacant Board positions;
•	recommending to our Board the director nominees for the next annual meeting of shareholders;
•	recommending to our Board director committee assignments;
•	reviewing and evaluating succession Equity Incentive Planning for our Chief Executive Officer and other executive officers; and
•	monitoring the continuing education program for our directors.

The Nominating Committee does not have a charter formally governing the nomination process. Our nominating subcommittee utilizes a variety of methods for identifying and evaluating nominees for director.  Our nominating subcommittee will regularly assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances.  When considering potential director candidates, the nominating subcommittee has certain criteria that it views as relevant and is likely to consider.  These criteria include, but are not limited to, a candidate’s:

•	independence under the applicable NASDAQ rules;
•	career experience, particularly experience related to the Company’s business, such as banking and financial services, legal, accounting, human resources, finance, and marketing experience;
•	experience serving within senior management of other companies or on other boards of directors that have faced issues of the same sophistication the Company faces;
•	contribution to the diversity of the Board;
•	integrity and reputation;
•	qualification as an independent director;
•	academic credentials;
•	other obligations and time commitments and ability to attend meetings in person;
•	status as a stakeholder in the Company; and
•	current membership on the Company’s Board as the Board values continuity, but not entrenchment.

Candidates’ character, judgment, skills, including financial literacy, and experience in the context of our needs, and the existing directors are additional factors considered by the committee. The committee does not assign a particular weight to these individual factors. Similarly, the nominating committee does not expect any individual candidate to meet all, or even more than a few, of these factors. Instead, the nominating committee looks for a mix of factors that, when combined with the experience and credentials of other candidates and existing directors, will provide the Company and its shareholders with a diverse and experienced Board. To date, all director nominees have been identified by current directors or management based on personal acquaintance or reputation. The Company has never engaged a third party to identify director candidates, and the Company has never received a proposed director candidate from a source outside the Company, including its shareholders.  However, the Board would consider any director candidate proposed in good faith by a shareholder of the Company. Our Board of Directors has established a procedure whereby our shareholders can nominate potential director candidates.  See “Shareholder Proposals for the Next Annual Meeting of Shareholders” beginning on page 25.  The nominating subcommittee will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with procedures set forth in our bylaws.

No candidate for election to our Board has been recommended within the preceding year by a beneficial owner of 5% or more of our common stock.

Executive Officers

Name	Age	Position	Position(s) Since
Charles O’Dowd	67	President & Chief Executive Officer, Director	July 1, 2011
Wayne Marx	66	Vice President, Secretary, Director	July 1, 2011

Executive Compensation

The philosophy of the compensation subcommittee of the Compensation Committee is to provide a compensation package that attracts and retains executive talent, provides rewards for superior performance and produces consequences for underperformance. It is also the compensation subcommittee’s practice to provide a balanced mix of cash and equity-based compensation that the committee believes appropriate to mitigate risk and align the short and long-term interests of the Company’s executives with those of its shareholders and to encourage executives to participate and perform as equity owners of the Company.

We believe that to attract and retain the quality of executive talent necessary to achieve our long-term strategic business goals, we must offer a competitive compensation package to our executives. The compensation subcommittee seeks to attract executive talent by offering competitive base salaries, annual performance incentive opportunities, and long-term rewards under the Company’s incentive stock option Equity Incentive Plans. When considering pay decisions for our named executive officers, we target the low to median of the market for base salary compensation. While applying no specific formula or weighting of each factor, we also consider the executive’s scope of responsibilities, skills and experience, overall Company performance and the Board of Directors’ evaluation of the executive’s individual performance. In addition to the executive’s base salary, we provide incentives that reward superior performance in various areas of the executive’s responsibility. These performance factors are tailored to each executive based on the weighting given to each of the short and long term business goals for which the executive has more or less influence, responsibility, or control. In general, if the executive meets or exceeds the performance factors, the targeted total compensation for the executive will be in the median to upper quartile of the market. Based on our business strategy and the results we expect from our executives, we attempt to blend their compensation pay between short and long-term pay as well as the mix of cash and equity compensation. We believe the design of our compensation programs and the amounts paid have been and continue to be appropriate and reasonable. We continually review our programs to ensure they are aligned with our business objectives and shareholder interests.

The compensation committee measures the Company’s senior management compensation levels with comparable compensation levels in industry benchmark studies and peer group data. We use survey data to compare the compensation of our executive positions to those at other banking institutions with characteristics similar to ours. These characteristics include asset size, geographic location, number of employees, and other factors.

The compensation subcommittee, with the assistance of management, reviewed the elements of our compensation programs to determine whether any portion of our compensation practices encouraged excessive risk taking and concluded that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

The following table sets forth certain summary information concerning the cash and non-cash compensation awarded to, earned by, or paid to Charles O’Dowd, our President and Chief Executive Officer, and Wayne Marx our Vice President and Secretary for the fiscal years ended December 31, 2015 and 2014.  These three officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	All Other Compensation (2) ($)	Total Compensation ($)
Charles O’Dowd	2015	$46,000		5,000,000	$50,000	$96,000
President & CEO	2014	$52,000				$52,000

Wayne Marx	2015	0				0
VP, Director	2014	0				0

(1)
Amounts shown represent the FASB ASC Topic 718 grant date fair value of options granted during 2015.  See note 13 to the consolidated financial statements included with the 2015 Form 10-K for a discussion of the assumptions used in the valuation of stock-based compensation awards.

(2)	Represents bonus payments under the Company’s informal executive incentive Equity Incentive Plan. See “2015 Stock Option and Equity Incentive Plan” below.

Mr. O’Dowd normally receives an annual salary of $52,000 per year.  Mr. O’Dowd was employed in January, 2009 and works full time for the Company.

Mr. Marx has not received any compensation for his services to the Board of Directors and no arrangements have been made to do so at this time.  It is anticipated that his remuneration for calendar 2016 will remain the same as fiscal 2015.

There is no family relationship between any of the current officers or directors of the Company.

Grants of Equity Incentive Plan-Based Awards

None.

Executive Incentive Equity Incentive Plan

None.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information on outstanding option and stock awards held by the named executive officers of the Company at June 30, 2016, including the number of shares underlying both exercisable and un-exercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.

Outstanding Equity Awards at Fiscal Year-End
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options un-exercisable (#) (1)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date
Charles O’Dowd	5,000,000	0	$.01	01/01/2016	01/01/2021

Wayne Marx	None	None	None	None	None

(1)	All options vest 20% per year beginning on the first anniversary of their grant date.
(2)	For a description of the Equity Incentive Plan, please refer to page 29 below, “Form of Equity Incentive Plan”.

PROPOSAL TWO:
ADVISORY, NON-BINDING VOTE ON THE 2015 STOCK OPTION AND EQUITY INCENTIVE PLAN
2015 STOCK OPTION AND INCENTIVE PLAN

On January15, 2016, the Company’s Board of Directors (the “Board”), after careful consideration, approved our 2016 Stock Option and Incentive Stock Equity Incentive Plan (the “Equity Incentive”), pursuant to which the Company will reserve for issuance thereunder 25,000,000 shares of the Company’s authorized Common Stock.

The Equity Incentive Plan enables the Board to provide equity-based incentives through grants of Awards to the Company’s present and future employees, directors, consultants and other third party service providers.  Shares issued under the Equity Incentive Plan through the settlement, assumption or substitution of outstanding Awards or obligations to grant future Awards as a condition of acquiring another entity will not reduce the maximum number of shares of Common Stock reserved for issuance under the Equity Incentive Plan. In addition, the number of shares of Common Stock subject to the Equity Incentive Plan, any number of shares subject to any numerical limit in the Equity Incentive Equity Incentive Plan, and the number of shares and terms of any incentive award may be adjusted in the event of any change in our outstanding Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

OUTSTANDING OPTION AWARDS

The following table sets forth certain information regarding Option Awards as of June 30, 2016 for each executive officer of the Company who received such awards.  None were outstanding as of the fiscal year ended December 31, 2015(1) (2)

Name	Number of securities underlying unexercised option exercisable	Option Exercise Price	Option Expiration Date
Charles O’Dowd	5,000,000	$0.01	January 1, 2021
All Officers, Employees and Directors as a Group	10,200,000	$0.01 and $0.02	January 1, 2021 and June 1, 2021

(1) No Stock Awards have been issued into the Equity Incentive Equity Incentive Plan.
(2) An aggregate of 1o,200,000 Option Awards have been issued to 5employees and  3 consultants  of the Company at an exercise prices of $0.01 and $0.02  per share expiring on 1/21/21 and on 6/1/21.

QUESTIONS AND ANSWERS ABOUT THE EQUITY INCENTIVE PLAN

Q. Why did I receive this Proxy Statement?

A. Applicable laws require us to provide you information regarding the Equity Incentive Equity Incentive Plan even though your vote is neither required nor requested for the Equity Incentive Plan to become effective.

Q. What will I receive if the Equity Incentive Plan is completed?

A. Nothing.

Q. When do you expect the Equity Incentive Plan to become effective?

A. We expect the Equity Incentive Plan to become effective at least 20 days after this Proxy Statement has been sent to you.

Q. Why am I being asked to vote?

A. The holders of a majority of the issued and outstanding shares of the Company's voting stock have to approve the Equity Incentive Plan.  We are asking for such approval hereinabove under Proposal  2  starting at page  18  hereof. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our shareholders is required.

Q. What do I need to do now?

A. Nothing. This Proxy Statement is purely for your information and does not require or request you to do anything.

APPROVAL OF THE COMPANY’S

2015 STOCK OPTION AND INCENTIVE STOCK EQUITY INCENTIVE PLAN

General

Our Equity Incentive Equity Incentive Plan was approved by our Board and Consenting Stockholders on January 15, 2016. The Company has reserved a total of 25,000,000 shares of our authorized Common Stock for issuance under the Equity Incentive Equity Incentive Plan.

On July 20, 2016, there were 33.155.034 shares of Common Stock issued and outstanding. The affirmative rate of Stockholders holding a majority of the outstanding common stock entitled to vote, are necessary to approve the Plan as discussed above. These votes will constitute a sufficient number of votes to approve the Equity Incentive Plan under the NRS and the Company's Articles of Incorporation and By-laws.

Approval of the Equity Incentive Plan is necessary in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Code, and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Equity Incentive Plan by complying with Rule 162(m) of the Code.

Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Equity Incentive Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the Equity Incentive Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future employees.

The following is a brief summary of the Equity Incentive Plan. This summary is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached as Exhibit A to this Proxy Statement.

Summary of the 2015 Stock Option and Incentive Stock Equity Incentive Plan

The Equity Incentive Plan enables the Board to provide equity-based incentives through grants of Awards to the Company’s present and future employees, directors, consultants and other third party service providers.

Shares issued under the Equity Incentive Plan through the settlement, assumption or substitution of outstanding Awards or obligations to grant future Awards as a condition of acquiring another entity will not reduce the maximum number of shares of Common Stock reserved for issuance under the Equity Incentive Plan. In addition, the number of shares of Common Stock subject to the Equity Incentive Plan, any number of shares subject to any numerical limit in the Equity Incentive Equity Incentive Plan, and the number of shares and terms of any incentive award may be adjusted in the event of any change in our outstanding Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Administration

The compensation committee of the Board (or such other committee as is designated by the Board, or in the absence of any such committee, the full Board), will administer the Equity Incentive Plan. Subject to the terms of the Equity Incentive Equity Incentive Plan, the compensation committee will have complete authority and discretion to determine the terms of Awards under the Equity Incentive Plan.

Stock Options

The Equity Incentive Plan authorizes the grant of Incentive Stock Options and Non-Qualified Stock Options (each an “Option” and collectively “Options”). Options granted under the Equity Incentive Plan entitle the grantee, upon exercise, to purchase a specified number of shares of Common Stock from us at a specified exercise price per share. The administrator of the Equity Incentive Plan will determine the period during which an Option may be exercised, as well as any Option vesting schedule, except that no Option may be exercised more than 10 years after the date of grant. The exercise price for shares of Common Stock covered by an Option cannot be less than the fair market value of the Common Stock on the date of grant. Under the Equity Incentive Plan, a participant may not surrender an Option for the grant of a new Option with a lower exercise price or another Award.

The aggregate fair market value, determined on the date of grant, of shares for which Incentive Stock Options granted under the Equity Incentive Plan become exercisable by a participant during any calendar year shall not exceed $100,000, and any amount in excess of $100,000 shall be treated as Non-Qualified Stock Options. No participant may be granted. If an Incentive Stock Option is granted to any employee of the Company who owns more than 10% of the total combined voting securities of the Company, the option price of such Incentive Stock Option shall be at least 110% of the fair market value of the Common Stock on the date of grant, and such Incentive Stock Option shall not be exercisable more than five years after the date of grant.

Reload Stock Options

Any Options may be granted with a reload feature, which reload feature shall only apply where the exercise price of the Option is paid by delivery of Common Stock. Such Reload Options shall provide that the holder of the Option shall receive, contemporaneously with the payment of the exercise price in shares of Common Stock, a Reload Stock Option to purchase that number of shares of Common Stock as were delivered to pay the exercise price of the Option, and, with respect to Non-Qualified Stock Options, the number of shares of Common Stock used to satisfy any applicable withholding taxes.

Stock Appreciation Rights (“SAR”)

Concurrently with the award of any Option, the administrator of the Equity Incentive Plan may award to the Option holder related SARs, which permits the Option holder to be paid the appreciation on the related Option in lieu of exercising the Option. All SARs with respect to Incentive Stock Options must be granted together with the related Option. Any SARs with respect to Non-Qualified Stock Options may be granted together or separately from the related Option. SARs may be exercised only for such period of time as the underlying Options are exercisable, in no event more than 10 years from the date of grant. If any SAR is exercised by the holder of the SAR, the underlying Option shall be cancelled, and the shares of Common Stock underlying such Option shall no longer be available for Awards under the Equity Incentive Equity Incentive Plan.

Restricted Stock Awards

The Equity Incentive Equity Incentive Plan also authorizes the grant of Restricted Stock Awards on terms and conditions established by the Board, which may include performance conditions. The terms and conditions will include the designation of a restriction period during which the shares are not transferable and are subject to forfeiture.

Non- Restricted Stock Awards.

        Participants may be awarded (or sold at a discount) shares of common stock which are not subject to restrictions, in consideration for services rendered thereby to the Company or an affiliate or for other valuable consideration.

Change in Control

The administrator of the Equity Incentive Plan may make provisions in Awards with respect to a change in control. Under the Equity Incentive Plan, in the event of a change of control and absent any terms to the contrary in an Award, the Board may take such actions to provide for one or more of: (a) accelerating the vesting of any or all Awards; (b) assuming or substituting any or all outstanding Awards; and (c) cashing out any or all outstanding Awards immediately before the change in control.

Duration, Amendment and Termination

The administrator of the Equity Incentive Plan may suspend or terminate the Equity Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Equity Incentive Plan will terminate on the tenth anniversary of its effective date. The administrator may also amend the Equity Incentive Plan at any time. No change may be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Awards or reduces the minimum exercise price for options or exchange of options for other Awards, unless such change is authorized by our stockholders. A termination or amendment of the Equity Incentive Plan will not, without the consent of the participant, adversely affect a participant’s rights under a previously granted Award.

Restrictions on Transfer

Except as otherwise permitted by the administrator of the Equity Incentive Plan and provided in the Award, Awards may not be transferred or exercised by another person except by will or by the laws of descent and distribution.

Federal Income Tax Information

The following is a general summary of the current federal income tax treatment of Awards, which are authorized to be granted under the Equity Incentive Plan, based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

Incentive Stock Options

A participant will not recognize income on the grant or exercise of an Incentive Stock Option. However, the difference between the exercise price and the fair market value of the Common Stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Non-Qualified Stock Option, as described below. The general rule is that gain or loss from the sale or exchange of shares of Common Stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Non-Qualified Stock Options

A participant generally is not required to recognize income on the grant of a Non-Qualified Stock Option, a stock appreciation right, restricted stock units, a performance grant, or a stock award. Instead, ordinary income generally is required to be recognized on the date the Non-Qualified Stock Option or stock appreciation right is exercised, or in the case of restricted stock units, performance grants, and stock awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the incentive award. In general, the amount of ordinary income required to be recognized is, (a) in the case of a Non-Qualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of restricted stock units, performance grants, and stock awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

Gain or Loss on Sale or Exchange of Shares

In general, gain or loss from the sale or exchange of shares of Common Stock granted or awarded under the Equity Incentive Equity Incentive Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company

The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Non-Qualified Stock Option (including an Incentive Stock Option that is treated as a Non-Qualified Stock Option), a stock appreciation right, restricted stock, restricted stock units, performance grants, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

Parachute Payments

Where payments to certain employees that are contingent on a change in control exceed limits specified in the Code, the employee generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. The Compensation Committee may make awards as to which the vesting thereof is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered with respect to certain Company employees.

Performance-Based Compensation

Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives (generally the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Equity Incentive Equity Incentive Plan has been designed to allow the Compensation Committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance grants that qualify under an exception to the deduction limit of Section 162(m) for performance-based compensation.

THE FOREGOING PARAGRAPH IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2015 STOCK OPTION AND INCENTIVE STOCK EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

COMPENSATION OF DIRECTORS

At this time, directors receive no remuneration for their services as directors of the Company, nor does the Company reimburse directors for expenses incurred in their service to the Board of Directors. The Company does not expect to pay any fees to its directors for the 2015 fiscal year.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

At present, we do not have employment agreements with any of our Executive officers.  There is no pending litigation or proceeding to which the Company is a party that may materially affect the business or its assets. The Company is not subject to any adverse order, judgment or decrees entered in connection with the offering by the regulatory authorities in each state; by any court; or by the Securities and Exchange Commission.

Directors, Executive Officers, Promoters and Control Persons, Conflicts of Interest

No retirement, pension, profit sharing, or insurance programs

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of outstanding Common Stock as of  July 15, 2016 by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of our directors, (iii) each of our named executive officers (as defined in Item 403(a) of Regulation S-K under the Securities Act), and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the security and stockholders listed below possess sole voting and investment power with respect to their shares.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class (2)

Charles O’Dowd	4,000,000	12.5%
Wayne Marx	1,000,000	3.1%
All Officers, Directors And 5% Shareholders-As a Group	5,000,000	15.6%

(1) "Beneficial Owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) For each shareholder, the calculation of percentage of beneficial ownership is based upon 33,155,034 shares of Common Stock outstanding as of July 20, 2015, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

Changes in Control

There are no existing arrangements that may result in a change in control of the Company.

Principal Auditor Fees and Services

Our Audit Committee appointed Thayer-O’Neal Company, LLC (“ThayerONeal”) as our independent auditors for the fiscal year ended December 31, 2016.

Neither the Company nor anyone on its behalf has consulted with either ThayerONeal Company, LLC or RBSM, LLP, the Company’s prior auditors, regarding (A) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (b) any matter that was either subject of a disagreement (as defined in Item 304(a) (1) (iv) of Regulation S-K).

The following table shows the fees billed for the services provided by Thayer-O’Neal for fiscal year ended December 31, 2015 and by RBSM for December 31, 2014, respectively.

	2015	2014
Audit Fees (1)	$42,502	$35,000
Tax Fees(2)	0	0
All Other Fees(3)	0	0
Total	$42,502	$35,000

(1)
Consists of fees for professional services rendered for the audit of the consolidated financial statements for such fiscal year and the review of the financial statements included in Quarterly Reports on Form 10-Q.

(2)
Consists of fees associated with tax compliance including the preparation of Federal and State income tax and franchise tax returns, and tax consulting services including routine tax advice and consultation.

(3)	Consists of fees for the audit of statements of assets and liabilities of Collective Investment Funds held by the Trust Department.

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the company’s principal accountant for the audit of the company’s annual financial statements and review of financial statements included in the company’s Forms 10-K and 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the company’s principal accountant that are reasonably related to the performance of the audit or review of the company’s financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by the company’s principal accountant for tax compliance, tax advice, and tax Equity Incentive Planning; and (iv) “all other fees” are fees for products and services provided by the company’s principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the accounting firm’s independence.  The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent auditors.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.  The Audit Committee pre-approved all audit and non-audit services performed by the independent registered public accounting firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the SEC.  Our officers, directors and 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms so filed.

Based solely on a review of copies of such forms received and written representation letters from our executive officers and directors, we believe that, during the last fiscal year, all executive officers and directors complied with the Section 16(a) reporting requirements, except that Forms 4 for each director to report the respective grants of common stock as their retainers were filed late.

OTHER MATTERS

We have received no notice of any other items submitted for consideration at the meeting and, except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of nor contemplates any other business that will be presented for action by the shareholders at the annual meeting.  If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Our 2017 annual meeting of shareholders is expected to be held in June 2017.  We must receive by December 30, 2016 any shareholder proposal intended to be presented at the next annual meeting of shareholders for inclusion in our proxy materials.  Proposals must comply with the proxy rules relating to shareholder proposals, including Rule 14a-8 under the Exchange Act, in order to be included in our proxy materials.  Proposals should be delivered to ABCO Energy, Inc., Attn: Corporate Secretary, 2100 North Wilmot, Suite 211, Tucson, AZ 85712, prior to the specified deadline.

SEC rules and regulations provide that if the date of our 2017 annual meeting is advanced or delayed more than 30 days from the date of the 2016 annual meeting, shareholder proposals intended to be included in the proxy materials for the 2017 annual meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2017 annual meeting.  If we determine that the date of the 2017 annual meeting will be advanced or delayed by more than 30 days from the date of the 2016 annual meeting, we will disclose such determination promptly in a filing with the SEC.

For proposals relating to the nomination of a person to serve as a director of the Company and not to be included in our proxy statement and proxy for the 2017 annual meeting of shareholders, our bylaws provide for certain procedures that a shareholder must follow.  These procedures provide that nominations for director must be submitted in writing to ABCO Energy, Inc., Attn: Corporate Secretary, 2100 North Wilmot, Suite 211, Tucson, AZ 85712.  With respect to director nominations, we must receive the notice of your intention to introduce a nomination at our 2017 annual meeting no later than:

•	60 days in advance of the 2017 annual meeting if it is being held within 30 days preceding the anniversary date of this year’s meeting; or
•
in the event that less than 30 days’ notice of the date of the meeting is given to our shareholders, the close of business on the 10th day following the earlier of (i) the day on which such notice of the meeting is first made or (ii) the day on which public disclosure of the date of the meeting is first made.

The notice of a nomination for election of a director must contain the following information:

•	the name and address of the shareholder making the nomination and the persons intended to be nominated;
•	the class and number of shares of our capital stock that are beneficially owned by the shareholder making the nomination;
•
a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons pursuant to which the nomination or nominations are to be made by the shareholder;

•
such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors; and

•	the consent of each nominee to serve as director of the Company if so elected.

With respect to shareholder proposals relating to any other business and not to be included in our proxy statement and proxy for the 2017 annual meeting of shareholders, the notice of a proposed item of business must be submitted no later than:

•	60 days in advance of the 2017 annual meeting if it is being held within 30 days preceding the anniversary date of this year’s meeting; or
•
in the event that less than 30 days’ notice of the date of the meeting is given to our shareholders, the close of business on the 10th day following the earlier of (i) the day on which such notice of the meeting is first made or (ii) the day on which public disclosure of the date of the meeting is first made.

Such notice must contain the following information:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;
•	the name and address of the shareholder making the nomination as it appears on the Company’s books;
•	the class and number of shares of our capital stock that are beneficially owned by the shareholder making the proposal; and
•	a material interest of such shareholder in such business.

ADDITIONAL INFORMATION

A copy of our 2015 annual report is being mailed with this proxy statement to each shareholder of record.  Shareholders not receiving a copy of the annual report may obtain one without charge.  Requests and inquiries should be addressed to: ABCO Energy, Inc., 2100 North Wilmot, Suite 211, Tucson, AZ 85712, Attn: Corporate Secretary, (520) 777-0511.

We have also filed a copy of our 2015 Form 10-K and this proxy statement with the SEC, which are available on its website at www.sec.gov, and are also available on our website at www.ir.abcoenergy.com.  Information on, or that can be accessed through, our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the SEC.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly, current and other reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Proxy Statement on Schedule 14C to be signed on its behalf by the undersigned duly authorized.

ABCO ENERGY, INC.

Dated: July 29, 2016	By:	/s/ Charles O’Dowd
Name: Charles O’Dowd
Title: Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to be Held on Thursday, September 8, 2016:
The Company’s Proxy Statement and Annual Report to Shareholders are available at
www.ir.abcoenergy.com

Please complete, sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

(1) Election of Directors
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES ○Charles O’Dowd ○Wayne Marx	(2) Approve the Equity Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐
(3) In their discretion the proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof.

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold authority to vote, as shown here:  ●

All as more particularly described in the Company’s Proxy Statement for the Annual Meeting of Shareholders to be held on September 8, 2016, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED “FOR” THE 2 DIRECTOR NOMINEES LISTED IN ITEM (1), “FOR” ITEMS  AND (2)  IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

To change your address on the account please check the box at right and indicate your new address in the address space above.  Please note that the changes to the registered name(s) on the account may not be submitted via this method. ☐

Please promptly complete, sign, date and mail this Proxy Card in the enclosed envelope. No postage is required.
Signature of Shareholder_______________________________ Date: _______________	Signature of Shareholder ________________________________ Date: _______________

☐

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is partnership, please sign in partnership name by authorized person.

REVOCABLE PROXY

ABCO ENERGY, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

For the Annual Meeting of Shareholders called for Thursday, September 8, 2016

The undersigned hereby appoints Charles O'Dowd. and  Dana Pearce, or either of them, the attorneys, agents and proxies of the undersigned, with full power of substitution, to vote all the shares of common stock of ABCO Energy, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's Corporate Office at 2100 North Wilmot, Tucson, AZ 85712 on Thursday, September 8, 2016 at 8:30 A.M., and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present.  Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters on the reverse side:

(Continued and to be completed, dated and signed on reverse side.)

EXHIBIT A
ABCO Energy, Inc.
2015 Stock Option and Incentive Stock Plan
1.          Purposes.
(a)          Background.  This 2015 Stock Option and Incentive Stock Plan was adopted on September 23, 2015 by the Board of Directors, subject to the approval of the Company's stockholders.  Awards granted under the Plan prior to the stockholders’ approval will be effective as of their respective dates of grant upon approval of the stockholders.
(b)          Eligible Award Recipients.  The persons eligible to receive Awards are the Employees, Directors and Consultants of the Company and its Affiliates.
(c)          Available Awards.  The purpose of the Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following:  (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) rights to acquire restricted and/or unrestricted  stock, and (iv) stock appreciation rights.
(d)          General Purpose.  The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
2.          Definitions.
(a)          "Affiliate" means any entity that controls, is controlled by, or is under common control with the Company.
(b)          "Award" means any right granted under the Plan, including an Option, a right to acquire restricted and/or unrestricted Common Stock, and a stock appreciation right.
(c)          "Award Agreement" means a written agreement between the Company and a holder of an Award (other than an Option) evidencing the terms and conditions of an individual Award grant.
(d)          "Board" means the board of directors of the Company.
(e)          "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.
(f)          "Committee" means a pre-existing or newly formed committee of members of the Board appointed by the Board in accordance with subsection 3(c).

(g)          "Common Stock" means shares of the Company's common stock, no par value per share, and other rights with respect to such shares.
(h)          "Company" means ABCO Energy, Inc., a Nevada corporation.
(i)          "Consultant" means any person who is not an Employee or Director and who is retained by the Company or an Affiliate pursuant to a consulting agreement.
(j)          "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant is not interrupted or terminated.  Unless otherwise provided in an Award Agreement or Option Agreement, as applicable, the Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the entity for which the Participant renders such service, provided, that there is no interruption or termination of the Participant's service to the Company or an Affiliate as an Employee, Director or Consultant.  The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.
(k)          "Covered Employee" means the Company's chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.
(l)          "Director" means a member of the Board of Directors of the Company.
(m)          "Disability" means the Participant's inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively the duties and obligations to the Company and its Affiliates performed by such person immediately prior to such disability for a period of at least six (6) months, as determined in the good faith judgment of the Board.
(n)          "Dollars" or "$" means United States dollars.
(o)          "Employee" means any person employed by the Company or an Affiliate.  Service as a Director or payment of a Director's fee by the Company or an Affiliate alone shall not be sufficient to constitute "employment" by the Company or an Affiliate.
(p)          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
(q)          "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:
(i)          If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market, the Nasdaq SmallCap Market or the Nasdaq OTC Bulletin Board, the Fair Market Value of the Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock if such stock is traded on more than one such exchange or market) on the last market trading day prior to the day of determination, as reported by such exchange or market or such other source as the Board reasonably deems reliable.

(ii)          In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.
(r)          "Incentive Stock Option" means an option designated as an incentive stock option in an Option Agreement and that is granted in accordance with the requirements of, and that conforms to the applicable provisions of, Section 422 of the Code.
(s)          "Independent Director" means (i) a Director who satisfies the definition of Independent Director or similar definition under the applicable stock exchange or Nasdaq rules and regulations upon which the Common Stock is traded from time to time and (ii) a Director who either (A) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (B) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.
(t)          "Nonqualified Stock Option" means an option that is not designated in an Option Agreement as an Incentive Stock Option or was not granted in accordance with the requirements of, and does not conform to the applicable provisions of, Section 422 of the Code.
(u)          "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(v)          "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.
(w)          "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.
(x)          "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(y)          "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(z)          "Plan" means this ABCO Energy, Inc. 2015 Stock Option and Restricted Stock Plan.
(aa)          "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(bb)          "Securities Act" means the Securities Act of 1933, as amended.
(cc)          "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent corporation or any subsidiary corporation, both as defined in Section 424 of the Code.

3.          Administration.
(a)          Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).  The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.
(b)          Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)          To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.
(ii)          To construe and interpret the Plan, Awards granted under it, Option Agreements and Award Agreements, and to establish, amend and revoke rules and regulations for their administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iii)          To amend the Plan, an Award, an Award Agreement or an Option Agreement as provided in Section 12, provided, that the Board shall not amend the exercise price of an option, the Fair Market Value of an Award or extend the term of an Option or Award without obtaining the approval of the stockholders if required by the rules of any stock exchange upon which the Common Stock is listed.
(iv)          Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.
(c)          Delegation to Committee.
(i)          General.  The Board may delegate administration of the Plan and its powers and duties thereunder to a Committee or Committees, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated.  Upon such delegation, the Committee shall have the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to include the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except respecting matters under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any rules or regulations issued thereunder, which are required to be determined in the sole discretion of the Committee.

(ii)          Committee Composition.  A Committee shall consist solely of two or more Directors.  After the Company appoints or elects at least two Independent Directors, the Committee shall consist solely of two or more Independent Directors.  Within the scope of its authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Independent Directors or to the Company's Chief Executive Officer the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.
(d)          Effect of Board's Decision; No Liability.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.  No member of the Board or the Committee or any person to whom duties hereunder have been delegated shall be liable for any action, interpretation or determination made in good faith, and such persons shall be entitled to full indemnification and reimbursement consistent with applicable law and in the manner provided in the Company's Articles of Incorporation and Bylaws, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.
4.          Stock subject to the Plan.
(a)          Stock Reserve.  Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate twenty-five  million  (25,000,000) shares of Common Stock.
(b)          Reversion of Stock to the Stock Reserve.  If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.
(c)          Source of Stock.  The Common Stock subject to the Plan may be unissued stock or reacquired stock, bought on the market or otherwise.
5.          Eligibility.
(a)          Eligibility for Specific Awards.  Incentive Stock Options may be granted only to Employees.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.
(b)          Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.          Option Provisions.
Each Option Agreement shall be subject to the terms and conditions of this Plan.  Each Option and Option Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for the shares of Common Stock purchased on exercise of each type of Option.  The provisions of separate Options need not be identical.
(a)          Provisions Applicable to All Options.
(i)          Consideration.  The purchase price of the shares of Common Stock acquired pursuant to an Option shall be paid in (i) cash in Dollars at the time the Option is exercised; (ii) withheld shares of Common Stock upon exercise of an Option having a Fair Market Value at the time the Option is exercised equal to the purchase price (plus applicable withholding tax), with the prior approval of the Company; (iii) shares of Common Stock owned by the Optionholder having a Fair Market Value at the time the Option is exercised equal to the purchase price (plus the applicable withholding tax), with the prior approval of the Company; or (iv) any combination of the foregoing with the prior approval of the Company.
(ii)          Vesting Generally.  An Option may (A) vest, and therefore become exercisable, in periodic installments that may, but need not, be equal, or (B) be fully vested at the time of grant.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.  The vesting provisions, if any, of individual Options may vary.  The provisions of this subsection 6(a)(ii) are subject to any Option Agreement provisions governing the minimum number of Common Stock as to which an Option may be exercised.
(iii)          Termination of Continuous Service.  Unless otherwise provided in the Option Agreement, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death, Disability, retirement or as a result of a Change of Control), all Options held by the Optionholder shall immediately terminate; provided, however, that an Option Agreement may provide that if an Optionholder's Continuous Service is terminated for reasons other than for cause, all vested Options held by such person shall continue to be exercisable until the earlier of the expiration date of such Option or ninety (90) days after the date of such termination.  All such vested Options not exercised within the period described in the preceding sentence shall terminate.
(iv)          Disability or Death of Optionholder.  Unless otherwise provided in the Option Agreement, in the event of an Optionholder's Disability or death, all unvested Options shall immediately terminate, and all vested Options held by such person shall continue to be exercisable for twelve (12) months after the date of such Disability or death.  All such vested Options not exercised within such twelve (12) month period shall terminate.
(v)          Retirement.  Unless otherwise provided in the Option Agreement, in the event of the Optionholder's retirement, all unvested Options shall automatically vest on the date of such retirement and all Options shall be exercisable for the earlier of twelve (12) months after such retirement date or the expiration date of such Options.  All such Options not exercised within the period described in the preceding sentence shall terminate.

(b)          Provisions Applicable to Incentive Stock Options.
(i)          Term.  Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.  Further, no grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the date the Plan is approved by the stockholders of the Company.
(ii)          Exercise Price of an Incentive Stock Option.  Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.
(iii)          Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.
(iv)          Incentive Stock Option $100,000 Limitation.  Notwithstanding any other provision of the Plan or an Option Agreement, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionholder in any calendar year, under the Plan or any other option plan of the Company or its Affiliates, shall not exceed One Hundred Thousand Dollars ($100,000).  For this purpose, the Fair Market Value of the Common Stock shall be determined as of the time an Option is granted.  The Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.
(c)          Provisions Applicable to Nonqualified Stock Options.
(i)          Exercise Price of a Nonqualified Stock Option.  The exercise price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.
(ii)          Transferability of a Nonqualified Stock Option.  A Nonqualified Stock Option shall be transferable, if at all, to the extent provided in the Option Agreement.  If the Option Agreement does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.
7.          Provisions of Awards other than Options.
(a)          Restricted Stock Awards.  Each restricted stock Award agreement shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan.  The terms and conditions of restricted stock Award Agreements may change from time to time, and the terms and conditions of separate restricted stock Award Agreements need not be identical, but each restricted stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)          Consideration.  A restricted stock Award may be awarded in consideration for past services actually rendered, or for future services to be rendered, to the Company or an Affiliate for its benefit.
(ii)          Vesting.  Common Stock awarded under the restricted stock Award Agreement may (A) be subject to a vesting schedule to be determined by the Board or (B) be fully vested at the time of grant.
(iii)          Termination of Participant's Continuous Service.  Unless otherwise provided in the restricted stock Award Agreement, in the event a Participant's Continuous Service terminates prior to a vesting date set forth in the restricted stock Award Agreement, any unvested restricted stock Award shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted stock Award.  Notwithstanding the foregoing, unless otherwise provided in the restricted stock Award agreement, in the event a Participant's Continuous Service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) retirement, or (E) a Change of Control (subject to the provisions of Section 11(c) hereof), then any unvested restricted stock Award shall vest immediately upon such date.
(iv)          Transferability.  Rights to acquire Common Stock under the restricted stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock Award Agreement remain subject to the terms of the restricted stock Award Agreement.
(b)          Participants may  be  awarded [or sold at a discount] shares of Common Stock which are not subject to restrictions, in consideration for past services thereby to the Company or an Affiliate or for other valid consideration.
(c)          Grant of Stock Appreciation Rights.  Stock appreciation rights to receive in shares of Common Stock the excess of the Fair Market Value of Common Stock on the date the rights are surrendered over the Fair Market Value of Common Stock on the date of grant may be granted to any Employee or Director selected by the Board.  A stock appreciation right may be granted (i) in connection and simultaneously with the grant of another Award, (ii) with respect to a previously granted Award, or (iii) independent of another Award.  A stock appreciation right shall be subject to such terms and conditions not inconsistent with this Plan as the Board shall impose and shall be evidenced by a written stock appreciation right agreement, which shall be executed by the Participant and an authorized officer of the Company.  The Board, in its discretion, may determine whether a stock appreciation right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and stock appreciation right agreements evidencing stock appreciation rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.  The Board may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a stock appreciation right that the Participant surrender for cancellation some or all of the Awards previously granted to such person under this Plan or otherwise.  A stock appreciation right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Award, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Award.

8.          Availability of Stock.
Subject to the restrictions set forth in Section 4(a), during the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
9.          Use of Proceeds from Stock.
Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.
10.          Miscellaneous.
(a)          Exercise of Awards.  Awards shall be exercisable at such times, or upon the occurrence of such event or events as the Board shall determine at or subsequent to grant.  Awards may be exercised in whole or in part.  Common Stock purchased upon the exercise of an Award shall be paid for in full at the time of such purchase.
(b)          Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
(c)          Stockholder Rights.
(i)          Options.  Unless otherwise provided in and upon the terms and conditions in the Option Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to an Option unless and until such Participant has satisfied all requirements for exercise of, and has exercised, the Option pursuant to its terms.
(ii)          Restricted Stock.  Unless otherwise provided in and upon the terms and conditions in the restricted stock Award Agreement, a Participant shall have the right to receive all dividends and other distributions paid or made respecting such restricted stock, provided, however, that no unvested restricted stock shall have any voting rights of a stockholder respecting such unvested restricted stock unless and until such unvested restricted stock become vested.
(d)          No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted, or any other capacity, or shall affect the right of the Company or an Affiliate to terminate with or without notice and with or without cause (i) the employment of an Employee or an Affiliate or (ii) the service of a Director of the Company or an Affiliate.

(e)          Withholding Obligations.  If the Company has or will have a legal obligation to withhold the taxes related to the grant, vesting or exercise of the Award, such Award may not be granted, vested or exercised in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company.  To the extent provided by the terms of an Award Agreement or Option Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (i) tendering a cash payment in Dollars; (ii) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Common Stock.
(f)          Listing and Qualification of Stock.  This Plan and the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver Common Stock under such Awards, shall be subject to all applicable United States federal and state laws, rules and regulations, and any other laws applicable to the Company, and to such approvals by any government or regulatory agency as may be required.  The Company, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Award until completion of any stock exchange listing, or the receipt of any required approval from any stock exchange or other qualification of such Common Stock under any United States federal or state law rule or regulation as the Company may consider appropriate, and may require any individual to whom an Award is granted, such individual's beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Board may consider necessary, desirable or advisable in connection with the issuance or delivery of the Common Stock in compliance with applicable laws, rules and regulations.
(g)          Non-Uniform Determinations.  The Board's determinations under this Plan (including, without limitation, determinations of the persons to receive Awards, the form, term, provisions, amount and timing of the grant of such Awards and of the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under this Plan, whether or not such persons are similarly situated.
11.          Adjustments upon changes in stock.
(a)          Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of stock, exchange of stock, change in corporate structure or other transaction), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Awards will be appropriately adjusted in the class(es) and number of securities and price per stock of Common Stock subject to such outstanding Awards.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.  (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

(b)          Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.
(c)          Asset Sale, Merger, Consolidation or Reverse Merger.  In the event of a Change of Control (as defined below), any unvested Awards shall vest immediately prior to the closing of the Change of Control, and the Board shall have the power and discretion to provide for the Participant's election alternatives regarding the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder, provided, however, that such alternatives shall not affect the then current exercise provisions without such Participant's consent.  The Board may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire.  Any such determinations by the Board may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants.  For the purpose of this Plan, a "Change of Control" shall have occurred in the event one or more persons acting individually or as a group (i) acquires sufficient additional stock to constitute more than fifty percent (50%) of (A) the total Fair Market Value of all Common Stock issued and outstanding or (B) the total voting power of all shares of capital stock authorized to vote for the election of directors; (ii) acquires, in a twelve (12) month period, thirty-five percent (35%) or more of the voting power of all shares of capital stock authorized to vote for the election of directors, or alternatively a majority of the members of the board is replaced during any twelve (12) month period by directors whose appointment was not endorsed by a majority of the members of the board; or (iii) acquires, during a twelve (12) month period, more than forty percent (40%) of the total gross fair market value of all of the Company's assets.  Notwithstanding the foregoing, the provisions of this Section 11(c) shall not apply to (i) any transaction involving any stockholder that individually or as a group owns more than fifty percent (50%) of the outstanding Common Stock on the date this Plan is approved by the Company's stockholders, until such time as such stockholder first owns less than forty percent (40%) of the total outstanding Common Stock, or (ii) any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.
12.          Amendment of the Plan and Awards.
(a)          Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any applicable Nasdaq or securities exchange listing requirements.
(b)          Stockholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c)          Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.
(d)          No Impairment of Rights.  Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.
(e)          Amendment of Awards.  Subject to Section 3(b)(iii), the Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the applicable Participant consents in writing.
13.          Termination or Suspension of the Plan.
(a)          Plan Term.  The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the stockholders of the Company.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)          No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.
(c)          Savings Clause.  This Plan is intended to comply in all aspects with applicable laws and regulations.  In case any one more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.
14.          Effective Date of the Plan.
The Plan shall become effective as determined by the Board, but no Award shall be exercised (or, in the case of a restricted stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
15.          Choice of Law.
The law of the state of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.